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                                                                    EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We hereby consent to the use in this Registration Statement (Form S-4) of Kent Electronics Corporation of our report dated April 14, 1995, relating to the financial statements of Futronix Corporation (dba Futronix Cable Depot) and to the reference to our Firm under the caption "Experts" in the Joint Proxy Statement/Prospectus.

WEINSTEIN SPIRA & COMPANY, P.C.

Houston, Texas

November 22, 1996